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                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         I, Brian Chisick, Chief Executive Officer of First Alliance Corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 20, 2002                              FIRST ALLIANCE CORPORATION



                                                    By: /S/ BRIAN CHISICK
                                                        ------------------------
                                                        Brian Chisick
                                                        Chief Executive Officer